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[Brochure with two horizontal folds. On the front cover, a line drawing of a brown shelf with four gold picture frames is the dominant feature. The insides of three of the frames are cut away (die-cut) so that type reads through from an inside panel. The type that reads through is:]
#1
Top Performing
America's #1
[The fourth frame contains an image of a fencer (logo) which is a black and white line drawing against a black and white striped background. At the top of this front brochure panel printing in a swash typeface is the headline:]
FAMILY VALUES
[The inside panel consists of a loose illustration of three photographs
(outlines only--no images), a medallion decorated with a line drawing of a fencer (logo) and an illustration of the handle end of a fencing sword. The headline on this panel reads:]
The CGM Funds
[Within each of the three photographs are rankings and total return numbers for one of three CGM Funds (the ranking headlines print in color and are what shows through the die cut frames on the front cover). The type reads as follows:]
#1 BALANCED FUND
for 15-year Performance
CGM MUTUAL FUND
869.8%(1) total return 10/1/81-9/30/96
CGM REALTY FUND
43.5%(2) total return 10/1/94-9/30/96
TOP PERFORMING REAL ESTATE FUND for 2-year Performance
AMERICA'S #1
GENERAL BOND FUND
for 1- and 3-year Performance
CGM FIXED INCOME FUND
14.1%(3) total return 10/1/95-9/30/96
33.0%(3) total return 10/1/93-9/30/96
[The third panel of the brochure is solid text, printing in a smaller typeface with the exception of average annual total return numbers, which are the same size as the total return numbers in the panel above.]
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(1)  11.0,% 11.5%, 13.0%, and 16.4% are the average annual total returns for CGM
     Mutual Fund for the 1, 5, 10, and 15-year periods ended 9/30/96 according to Lipper Analytical Services, Inc., which ranks CGM Mutual Fund #1 of 26 balanced funds for 15-year performance, #3 of 32 balanced funds for 10-year performance, #29 of 72 balanced funds for 5-year performance, and #186 of 265 balanced funds for 1-year performance through 9/30/96.
(2) 24.2%, 19.8%, and 15.8% are the average annual total returns of CGM Realty Fund for the 1- and 2-year periods ended 9/30/96 and from inception (5/13/94) through 9/30/96 according to Lipper Analytical Services, Inc., which ranks CGM Realty Fund #1 of 18 real estate funds for 2-year performance and #4 of 44 real estate funds for 1-year performance through 9/30/96. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Not available for sale in South Dakota.
(3) 14.1%, 10.1% and 12.1% are the average annual total returns of CGM Fixed Income Fund for the 1- and 3-year periods ended 9/30/96 and from inception (3/17/92) through 9/30/96 according to Lipper Analytical Services, Inc.
     The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Lipper ranks CGM Fixed Income Fund #1 of 21 general bond funds for 3-year performance and #1 of 43 general bond funds for 1-year performance through 9/30/96.

This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the appropriate prospectus which is available from the address on the back of this brochure. Read it carefully before you invest or send money. Lipper Analytical Services, Inc. is an independent mutual fund ranking service.
[On the back of the brochure, one panel is blank. The other panel contains the logo, which is a black and white line drawing of a fencer against a lined background within a black and white box. To the right is the following text:] THE CGM FUNDS
Post Office Box 449
Boston, MA  02117
1-800-598-0741